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                     AMENDMENT TO ACCOUNT CONTROL AGREEMENT


         This Agreement is made the 16th day of October 2000, by and among Great Lakes of Michigan, LLC, a Minnesota limited liability company ("Great Lakes"), Lakes Gaming, Inc., a Minnesota corporation ("Lakes"), the Pokagon Band of Potawatomi Indians (the "Band") and Firstar Bank, N.A., f/k/a Firstar Bank of Minnesota, N.A. ("Firstar").

                              W I T N E S S E T H:

         WHEREAS, the Band and Lakes have entered into a Development Agreement dated as of July 8, 1999 (the "Development Agreement") and a Management Agreement dated as of July 8, 1999 (the "Management Agreement"; collectively, with the Development Agreement, the "Agreements"), pursuant to which the Band has engaged Lakes to, among other things, assist the Band in the design, development, construction and management of a gambling casino and certain related amenities (as defined in the Development Agreement, the "Facility"); and

         WHEREAS, pursuant to the Development Agreement Lakes has agreed to make certain payments and advances to the Band, including without limitation the Transition Loan, the Lakes Development Loan and the Non-Gaming Land Acquisition Line of Credit (collectively the "Lakes Loans"), and the Scholarship Program Fee, and has agreed to perform development services with regard to the Facility, all on the terms set out in that Agreement; and

         WHEREAS, pursuant to the Management Agreement Lakes has agreed to manage the Facility on the terms set out in that Agreement; and

         WHEREAS, the obligations of Lakes to the Band are secured by a Pledge and Security Agreement between Lakes and the Band (the "Pledge Agreement") and by an Account Control Agreement among Lakes, the Band and Firstar (the "Control Agreement"), each dated as of July 8, 1999; and

         WHEREAS, Lakes has informed the Band that it wishes to restructure its corporate organization by forming a first tier subsidiary, Lakes Gaming and Resorts, LLC, a Minnesota limited liability company ("LG&R"), to own the equity in second-tier subsidiaries, including Great Lakes, that will be engaged in gaming and gaming-related businesses (the "Restructuring"); and

         WHEREAS, in connection with such restructuring Lakes has requested that the Band consent to the assignment to Great Lakes of (i) Lakes' rights and obligations

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under the Agreements, the Lakes Loans and all related documentation (the
"Obligations") , and (ii) the Account, as defined in the Control Agreement, and related cash, financial assets and investment property credited thereto, subject to the continuing first perfected security interest of the Band; and


         WHEREAS, Lakes and LG&R have agreed, as a condition to the Band's consent, to unconditionally guaranty the Obligations, as assumed by Great Lakes, including without limitation the obligations of Great Lakes under the Pledge Agreement and the Control Agreement; and

         WHEREAS, it is the intent of the parties that the restructuring not affect or impair the Band's rights and remedies under the Obligations or the Band's first perfected security interest in the Account, other than the conversion of Lakes from primary obligor to unlimited guarantor;

         WHEREAS, under the Agreements Lakes cannot carry out such restructuring without the Band's consent; and

         WHEREAS, the Band is willing to so consent, but only on the terms and conditions set out in this Agreement and in a certain Assignment and Assumption Agreement of near or even date among the Band, Lakes, Great Lakes and LG&R (the "Assignment Agreement");

         NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.       Recitals True.  The above recitals are true.

2. Defined Terms. Capitalized terms used but not otherwise defined herein and defined in the Pledge Agreement shall have the same meaning herein as therein.

3. Assignment of Account. Lakes represents to Firstar that it has, pursuant to the Assignment Agreement, assigned and transferred to Great Lakes all rights of Lakes in and to the Account and all cash, financial assets and investment property credited to the Account, subject to the perfected first security interest of the Band. Firstar agrees to note that assignment on its records, but the name of the Account shall continue to be "Pokagon Collateral Account."

4. Acceptance of Assignment. Great Lakes accepts the assignment of the Account and related cash, financial assets and investment property, and agrees
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         to perform and discharge Lakes' obligations under the Control Agreement in accordance with the terms thereof as if Great Lakes had originally been a party thereto. The liabilities so assumed by Great Lakes include any obligations or liabilities of Lakes which have accrued under the Control Agreement as of the date hereof, as well as those subsequently accruing. Great Lakes recognizes and agrees that the Account and all cash, financial assets and investment property credited to the Account are and shall remain subject to the first perfected security interest of the Band in accordance with the Pledge Agreement and the Account Control Agreement.

5. Assets in Account. Firstar represents that the value and composition of the assets in the Account as of October 16, 2000 are as shown on the attached Schedule I.

6. Draws, etc. to be signed by Great Lakes. After the Effective Date all draw requests, entitlement orders, directions and notices to be given by Lakes under the Control Agreement shall be given by Great Lakes.

7. Amendment to Control Agreement. The Control Agreement is amended as follows:

         a. All references in the Control Agreement to Lakes, other than in ss. 1(b), shall be deemed to refer to Great Lakes for all purposes after the Effective Date unless otherwise stated in this section.

         b. Great Lakes is added as a party. Lakes is not deleted as a party.

         c. The section entitled "Background" is deleted and replaced in its entirety with the following:

                           "Lakes and Great Lakes have granted Band a security interest pursuant to a Pledge and Security Agreement dated July 8, 1999, as amended by Amendment dated October 16, 2000 (the "Security Agreement"), in a securities account maintained by Bank for Great Lakes, and in all related property. Lakes entered into this Agreement, and Great Lakes is joining in this Agreement, to perfect Band's security interest in that account and those assets."

         d. The definition of Band Notification of Lakes Default is amended so that it reads in its entirety as follows:

                  "'BAND NOTIFICATION OF LAKES DEFAULT' means notification by the

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                  Band to Bank that either of the following conditions have been satisfied:

                           (A) A Manager Event of Default or a Lakes Event of Default has occurred under the Agreements and is continuing; (b) either (i) the time for Lakes to demand arbitration under the Agreements has expired, or (ii) Lakes timely demanded arbitration, and the arbitrator's award has found that a Manager Event of Default or a Lakes Event of Default has occurred; and (c) the Band is entitled to payment of the property in the Account to the extent specified therein; or

                           (B) A Guaranty Event of Default, as defined in a Guaranty from Lakes and LG&R to the Band dated October 16, 2000, has occurred.

                  The Band Notification of Lakes Default shall be in the form attached hereto as Exhibit A-1."

         e. Exhibit A to the Control Agreement is deleted and replaced by the attached Exhibit A-1.

         f. The definition of Joint Notice is amended so that it reads in its entirety as follows:

                           "'JOINT NOTICE' means notification by the Band and Great Lakes to Bank (a) that the Account shall be terminated and directing the Bank to liquidate the property in the Account and deliver the proceeds thereof as directed in the Joint Notice, or (b) that specified funds should be wired from the Account as indicated in the Joint Notice. The Joint Notice shall, as to termination of the Account, be in the form attached hereto as Exhibit C. Any other Joint Notice shall be sufficient if it is signed by both the Band and Great Lakes."

         g. Section 16(g) of the Control Agreement is amended so that it reads in its entirety as follows:

                           "g. All income on property in the Account shall be for the account of Great Lakes. Great Lakes certifies that its IRS identification number is 41-1973426, and agrees that

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                                    income on the property in the Account shall
                                    be reported in its name."

         h. S. Eric Marshall is deleted from the list of persons to whom copies of notices to the Band must be given.

         i. The definition of "Secured Obligations" in ss.1(a) of the Pledge Agreement is amended so that it reads in its entirety as follows:

                           "'Secured Obligations' includes (i) the obligations of Great Lakes and Lakes to the Band under or relating to the Agreements, and (ii) the obligations of Lakes and LG&R under their Guaranty to the Band dated October 16, 2000."

         j. The following person is added as a person to whom copies of notices to Great Lakes must be given:

                  Brian J. Klein, Esq.
                  Mason Edelman Borman & Brand, LLP
                  3300 Norwest Center
                  90 South Seventh Street
                  Minneapolis, MN 55402-4140

8. Reservation of Rights. By entering into this Agreement, the Band does not waive or affect any rights against Lakes under the Pledge Agreement or the Control Agreement.

9. Warranties and Representations - Great Lakes and Lakes. Each of Great Lakes and Lakes warrants, represents and covenants to the Band that:

         a. The Agreement and the Pledge Agreement each constitute the legal, valid and binding obligation of Great Lakes and Lakes, and are fully enforceable in accordance with their terms;

         b. Neither the execution or delivery of this Agreement nor fulfillment of or compliance with the terms and provisions hereof will conflict with, or result in a breach of the terms, conditions or provisions of, constitute a default under or result in the creation of any lien, charge or encumbrance upon any property or assets of Lakes or Great Lakes under any agreement or instrument to which they or either of them is now a party or by which they may be bound; and
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         c.       The Band has, and at all times until the termination of the
                  Control Agreement in accordance with ss. 8 thereof shall have, a first perfected security interest in the Account and all cash, financial assets and investment property credited to the Account.

10. Warranties and Representations -- Bank. Bank represents to the Band that Bank's representations in ss.1 of the Control Agreement are true and correct as of the date of this Agreement.

11. Further Assurances. From time to time hereafter, Lakes, Great Lakes, the Band and Firstar will execute and deliver, or will cause to be executed and delivered, such additional instruments, certificates or documents, and will take all such actions, as may reasonably be requested by the other party or parties, for the purpose of implementing or effectuating the provisions of this Agreement.

12. Governing Law. This Agreement shall be interpreted in accordance with the law of the internal law of Minnesota.

13. Amendments, Assignments, Etc. Any provision of this Agreement may be amended if, but only if, such amendment is in writing and is signed by each of the parties hereto. No modification shall be implied from course of conduct. Great Lakes may not further assign its rights in the Account and its obligations under the Control Agreement without the written consent of the Band.

14. Gender and Number; Counterparts. Whenever the context so requires the masculine gender shall include the feminine and/or neuter and the singular number shall include the plural, and conversely in each case. This Agreement may be executed in separate counterparts and said counterparts shall be deemed to constitute one binding document.

15. Notices to Great Lakes. Great Lakes agrees that any notice or demand upon it shall be deemed to be sufficiently given or served if it is in writing and is personally served or in lieu of personal service is mailed by first class certified mail, postage prepaid, or be overnight mail or courier service, addressed to Great Lakes at the address of Lakes and with copies set forth in ss. 12 of the Control Agreement.

16. Arbitration; Limited Waiver of Sovereign Immunity. Any disputes under this Agreement shall be subject to arbitration as provided in ss.14.2 of the Development Agreement; provided that any demand for arbitration shall be made within 30 days after a notice of default, denominated as such, is given under this Agreement. The Band's limited waiver of sovereign immunity in ss.ss.

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         14.1 and 14.3 of the Development Agreement shall apply to this
         Agreement; provided that the liability of the Band under any judgment shall always be Limited Recourse, and in no instance shall any enforcement of any kind whatsoever be allowed against any assets of the Band other than the limited assets of the Band specified in Section 14.3(i) of the Development Agreement.

17. Ratification. Except as expressly modified in this Agreement, the Control Agreement is ratified and confirmed.

18. Interpretation. This Agreement, the related amendments to the Agreements and to the Pledge Agreement (the "Amendments") and the Obligations shall be interpreted in favor of the Band so as to ensure for the Band the full benefit of its rights, powers and remedies under the Obligations notwithstanding the Restructuring, this Agreement and the Amendments; and to fully implement the intent of the parties that the Restructuring, this Agreement and the Amendments not affect or impair the Band's rights, powers and remedies under the Obligations, other than the conversion of Lakes from primary obligor to unlimited guarantor, or the Band's continuing first security interest in the Account.

19. Effective Date; Prior Transactions not Affected: This Agreement shall be effective as of October 16, 2000 (the "Effective Date"). This Agreement shall not affect or impair any action taken under the Control Agreement prior to the Effective Date.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the 16th day of October, 2000.

WITNESS:
                                      GREAT LAKES OF MICHIGAN, LLC


                                      BY:
                                      NAME: Timothy J. Cope
                                      ITS: Chief Financial Officer


                                      LAKES GAMING, INC.


                                      BY:
                                      NAME:  Timothy J. Cope
                                      ITS: Chief Financial Officer
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                                     THE POKAGON BAND OF POTAWATOMI
                                     INDIANS

                                     BY:
                                        -------------------------------------
                                              John Miller
                                     ITS: Council Chairman


                                     BY:
                                        -------------------------------------
                                              Marie Manley
                                     ITS: Secretary


                                     FIRSTAR BANK, N.A.


                                     BY:
                                        -------------------------------------
                                     NAME:
                                          -----------------------------------
                                     ITS:
                                          -----------------------------------


Seen and consented to:

                                     LAKES GAMING AND RESORTS, LLC


                                     BY:
                                     NAME:  Timothy J. Cope
                                     ITS: Chief Financial Officer